Exhibit 99.1

Contacts:  Jeff Tolvin
           AXA Financial
           (212) 314-2811
           jeffrey.tolvin@axa-financial.com

           Mary Taylor
           MONY
           (212) 708-2250
           mtaylor1@mony.com


                      AXA FINANCIAL AGREES TO ACQUIRE MONY

                   IN CASH TRANSACTION VALUED AT $1.5 BILLION



     New York, N.Y., September 17, 2003 - AXA Financial, Inc. and The MONY Group, Inc. (NYSE: MNY) announced today that their Boards of Directors have unanimously approved a transaction under which AXA Financial, a leading financial services organization, would acquire 100% of MONY, a financial services firm that provides protection, accumulation and retail brokerage products through advisory and wholesale distribution channels, in a cash transaction valued at approximately USD $1.5 billion (approximately Euro 1.3 billion).

     Under the terms of the merger agreement, MONY shareholders will receive $31.00 for each share of MONY's common stock. This represents a premium of 6.2% based on MONY's September 16, 2003 closing price.

     The transaction is subject to MONY shareholder and certain required regulatory approvals, and certain other conditions. It is expected to close in the first quarter of 2004.

MANAGEMENT COMMENTS

     Christopher "Kip" Condron, president and CEO of AXA Financial, said, "This is a great opportunity for AXA Financial to add scale to its operations by acquiring an organization with


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outstanding distribution capabilities, an enviable client base, substantial assets under management, a solid work force and strong client relationships.

     "With the addition of MONY's dedicated and talented group of sales professionals, this transaction will increase our retail insurance and annuity distribution reach by almost 25%, providing significant additional outlets for our highly competitive product line-up and a significant new presence in a number of high growth geographic markets where we are currently under-represented. It should enhance our wholesale distribution platform, currently an area of substantial growth for AXA Financial, particularly in life insurance products. In addition, we will add the strength of Advest -- a leading, regional, full-service brokerage firm -- serving high income and high net worth clients that, together with our expanded retail and wholesale platforms, will create a formidable combination of distribution outlets for insurance, annuity, investment management and planning products and services.

     "MONY represents a very complementary fit to our insurance, annuity and asset management businesses. Its life insurance products, together with its investment management products and services, will immediately enhance AXA Financial's already strong product portfolio across all of our distribution channels. Based on VARDS 2002 data, the companies - together - would have been *the No. 1 provider of variable life insurance - based on total new premiums - and **the No. 4 provider of variable annuities - based on new sales - in the U.S. market."

     Michael Roth, chairman and chief executive officer of MONY, said, "I am very excited about this transaction and the compelling benefits it will provide to all of MONY's stakeholders. This transaction provides our shareholders with the opportunity to realize substantial value for

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their MONY shares. The combination of MONY and AXA Financial will provide our outstanding financial professionals with a stronger and deeper product line-up with access to enhanced support, our employees with new opportunities for growth, and clients with an expanded range of product offerings.

     "AXA is an outstanding company and its approach to the marketplace has much in common with that of MONY. This is a clear win-win transaction that sets a new and strategic course forward for MONY, and I am extremely confident that joining our respective strengths is the right strategic course for our company."


*based on VARDS data at 12/31/2002 relative to new premiums
** based on VARDS data at 12/31/2002 relative to new sales


     The companies noted that the transaction will have no impact on policies held by current MONY policyholders, who will continue to enjoy the same rights and benefits provided in their contracts.

INVESTORS CONFERENCE CALL INFORMATION

     Christopher ("Kip") Condron, AXA Financial president and chief executive officer, Stanley Tulin, AXA Financial vice chairman and chief financial officer, and Michael Roth, MONY chairman and chief executive officer, will discuss the transaction with the investment community in a conference call:

     Thursday, Sept. 18, 2003: The conference call will start at 10 a.m., Eastern Time. To participate in the call, U.S. participants should dial 1-888-896-0863 and Canadian and other international participants should dial 1-973-582-2703.

     Members of the media may listen to the call but will not be permitted to ask questions.


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(Participants should dial in to the call 10 minutes early to facilitate a timely connection. A simultaneous webcast of the call will also be available on The
MONY Group Inc.'s website at www.mony.com/investorrelations.)

      A replay of the conference call will be available from 12:00 noon (Eastern
Time) on Thursday, September 18, 2003 through midnight (Eastern Time) on Thursday, September 25, 2003. Callers in the United States should dial 1-877-519-4471 and callers outside the United States should dial 1-973-341-3080. The playback access code for the replay calls will be 4189028.

ABOUT THE COMPANIES

      AXA Financial, Inc., with approximately $458 billion in assets under management as of June 30, 2003, is one of the world's premier financial services organizations through its strong brands: The Equitable Life Assurance Society of the U.S., AXA Advisors, LLC, Alliance Capital Management, L.P., Sanford C. Bernstein & Co., and its premier wholesale distribution company, AXA Distributors, LLC. AXA Financial is a member of the global AXA Group, a worldwide leader in financial protection and wealth management.

      The MONY Group Inc. (NYSE: MNY), with approximately $55 billion in assets under management and administration as of June 30, 2003, is a financial services firm that manages a portfolio of member companies. These companies include MONY Life Insurance Company, MONY Life of America, The Advest Group, Inc., Enterprise Capital Management, Matrix Capital Markets Group, Inc., Lebenthal, a division of Advest, Inc., and U.S. Financial Life Insurance Company. These companies manufacture and distribute protection, asset accumulation and retail brokerage products and services to individuals, corporations and


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institutions through advisory and wholesale distribution channels. Additional company information is available at www.mony.com.

IMPORTANT LEGAL INFORMATION

      MONY intends to file a proxy statement and AXA Financial and MONY intend to file other documents regarding the proposed acquisition of MONY by AXA Financial with the Securities and Exchange Commission (the "SEC"). BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF MONY ARE URGED TO READ THE PROXY STATEMENT REGARDING THE ACQUISITION, CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to the stockholders of MONY seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement, when it becomes available, and other documents filed with, or furnished to, the SEC by AXA Financial and MONY at the SEC's web site at www.sec.gov. The definitive proxy statement and other documents may also be obtained for free from MONY and AXA Financial by directing a written request to Shareholder Services, MONY, 1740 Broadway, New York, N.Y. 10019; Attn. John MacLane (jmaclane@mony.com.), or to AXA Financial, 1290 Avenue of the Americas, New York, N.Y. 10104, Attn. Robert Walsh (Robert.Walsh@axa-financial.com).

      Certain Information Concerning Participants: MONY, its directors, executive officers and certain members of management and employees may be soliciting proxies from MONY shareholders in favor of the approval of the transaction. Information regarding such officers and directors is included in MONY's proxy statement for its 2003 Annual Meeting of shareholders filed with the SEC on May 2, 2003.

FORWARD LOOKING STATEMENTS

      Certain statements contained herein are forward-looking statements including, but not limited to, statements that are predictions of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties, including the risk that the proposed acquisition may not be consummated. The following factors, among others, could cause actual results to differ materially from those described herein or from past results: the failure of the MONY stockholders to approve the transaction; the risk that the AXA Financial and MONY businesses will not be integrated successfully; the costs related to the transaction; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals and consents; other economic, business, competitive and/or regulatory factors affecting AXA Financial's and MONY's businesses generally; and the risk of future catastrophic events including possible future terrorist related incidents.

      Please refer to AXA Financial's Annual Report on Form 10-K for the year end December 31, 2002 for a description of certain important factors, risks and uncertainties that may affect AXA's business. Please refer to MONY's Annual Report on Form 10-K for the year ended December 31, 2002, for a description of certain important factors, risks and uncertainties that may affect MONY's business. Neither AXA Financial or MONY undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise.

      MONY's shares are traded on the New York Stock Exchange (ticker symbol
MNY). Both MONY and AXA Financial file reports and other information with the SEC. You may read and copy any reports and other information filed by the companies at the SEC's public reference room[s] at 450 Fifth Street, N.W., Washington, D.C. 20549.